 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

TEDOM CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148516	20-8235863
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5699 Kanan Road, #251, Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:      (310) 335-5460

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Tedom Capital, Inc. (“Tedom” or the “Company”) from time-to- time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of those terms and similar expressions as they relate to the Company or the Company's management identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of those risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01   Entry into a Material Definitive Agreement.

On October 26, 2009, Tedom borrowed $18,500 from Ameris, LLC (the “Lender”), as evidenced by an unsecured $18,500 Convertible 10% Promissory Note (the “Note”) issued to the Lender.  The Note is due and payable on October 26, 2010 (the “Maturity Date”); provided, however, that if Tedom completes a registered public offering prior to the Maturity Date: (i) Tedom has the right to prepay (without penalty) all or any portion of the Note out of the proceeds of the registered public offering and (ii) the Lender has the right (but not obligation) to demand immediate payment of the entire amount of the Note out of the proceeds of the registered public offering.  The Maturity Date of the Note is subject to acceleration (at the Lender’s election) upon the occurrence of certain events of default.  After the occurrence of an event of default, the interest rate on the Note automatically increases to 12% per year or the maximum rate permitted by law.  At any time prior to the Maturity Date, the Lender has the right to convert all or any part of the principal and/or accrued interest of the Note into shares of Tedom’s $0.001 par value common stock at the rate of $0.15 per share.   There is no material relationship between Tedom or its affiliates and the Lender.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet  Arrangement of a Registrant.

See Item 1.01 above for a description of the direct financial obligation created by the Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEDOM CAPITAL, INC.
Date: October 29, 2009	By: /s/ ERIC GRUNFELD
Eric Grunfeld, Chief Executive Officer

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